UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Logan Circle Partners Core Plus Fund

Annual Report	October 31, 2015

Investment Adviser: Logan Circle Partners, L.P.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
October 31, 2015

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

SHAREHOLDERS’ LETTER

Investment Objective

The investment objective of the Logan Circle Partners Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Performance Summary

Cumulative Inception to Date (12/31/2014)
Logan Circle Partners Core Plus Fund, I Shares	-0.16%
Logan Circle Partners Core Plus Fund, R Shares	0.05%
Barclays US Aggregate Index[1]	1.14%

1 Performance is not indicative of future results. The performance benchmark for the Logan Circle Partners Core Plus Mutual Fund is the Barclays US Aggregate Index, which is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

Review

Rates exposure had a negative impact on performance. Ten year U.S. Treasury rates were volatile over the course of the year starting at 2.11%, falling to a low of 1.64%, to a high of 2.49%, and finishing the period (10/31/15) at 2.14%. We also saw two-year and 10-year U.S. Treasury securities (“2s/10s”) curve flatten from a high of 177 to 141 as global growth was more uncertain. Our short duration positioning detracted from performance, however, active duration management and a curve flattening bias benefited.

Agency mortgage exposure had a slight negative impact on performance. Mortgage exposure ranged between flat to 2% short the index. We continued to add to specified mortgages which benefited from both the weakness of the financing markets as well as their convexity advantage in the rate rally.

Non-Agency Mortgages had a neutral impact on performance. Higher quality non-agency mortgages sold off while price declines were partially offset by elevated yields.

Commercial Mortgage–Backed Securities (“CMBS”) had a positive impact on performance. Positive excess return of our overweight position to shorter duration CMBS was somewhat offset by spread widening in the longer duration part of the curve. Spreads widened throughout the 3rd quarter as new issue was impacted by the dual impact of perceived lower quality collateral coming to market at the same time as the seemingly numerous macro events (constrained dealer balance sheets, Federal Rate Decision on Sept 17th, reduced liquidity normally seen in summer, etc.).

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

Asset Backed Securities (“ABS”) exposure had a neutral impact on performance. Spreads continued to drift wider in most asset-backed securities, but spread moves were largely offset by swap spread tightening. The portfolio benefited from being short and having a significant spread advantage.

Performance was driven from both sector and security selection. From a sector standpoint, our overweight to financials was a positive contributor to performance. The sector continues to enjoy safe haven status due to its solid balance sheets and low event risk. Additionally, our underweight to both the Energy and Metals & Mining sectors provided a boost to performance given the weakness in commodity prices. Our overweight to Retail was also a good sector decision as consumer cyclical sectors outperformed. We also enjoyed solid security selection within Retail. On the negative side, our overweight to the Media sector was a detractor to performance as concerns mounted about the proliferation of ‘cord cutting’. We also saw poor performance from our overweight to the Midstream sector, which suffered from a new issue overhang and looming event risk.

Our high yield exposure was a negative contributor to performance. Our exposure within the energy sector was a significant drag on performance on account of the 22% drop in commodity oil prices and deteriorating investor sentiment. The downdraft in commodity prices also negatively impacted our holdings in the metals & mining sector. Most of our positive contributors in high yield came from the financial sector, where fundamental trends are still positive. Additionally we recorded gains from our participation in a handful of new issues.

Our underweight exposure to Emerging Markets provided positive sector selection attribution.

Outlook

While we do not expect a repeat of the second quarter’s 3.9% GDP, we still expect annual growth to wind up in the 2% to 3% range, well within most expectations. The economy remains healthy domestically but we are mindful of global growth pressures from abroad, specifically China and Europe. Greece is once again in the rearview mirror, for now, and most have commodities settled into a range that investors are gaining comfort with. The main focus of fixed income investors for the remainder of the year will certainly be on the words and actions of Janet Yellen’s Federal Reserve and on the seemingly endless supply of high grade assets. Each economic data point will continue to take on added importance given the data dependent nature of the Federal Open Market Committee (“FOMC”), which will also contribute to prolonged volatility.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

Core-based portfolios have increased exposure to high yield and high grade corporates given valuations that rival the cheapest levels of the past five years. Risky assets are far more appropriately priced and we are comfortable having a lower quality risk profile. From a duration perspective, we remain slightly short our benchmarks, but not enough to really move the needle one way or another. We prefer to trade the range here, selling when the 10-year U.S. Treasury moves closer to 1.9% and buying back around 2.2%. We don’t expect that a December lift off would dramatically knock us out of the recent range.

Having recently increased our allocation to corporates, the portfolio is currently in recycling mode, suggesting that we will be selling existing holdings to fund further purchases. If spreads were to widen materially from current levels, we would consider increasing our exposure further. Within credit, we see BBBs attractive versus single A corporates. The spread between BBB and A corporates currently resides at nearly 90 basis points the widest gap since September 2009. We will likely continue to lend to companies that are borrowing to make what we deem to be good acquisitions and that have demonstrated the willingness and ability to pay down debt in coming quarters. We find that frequently the acquisition financing proves to be the most attractive entry point in Mergers and Acquisitions (“M&A”) situations. On the other side of the same coin, due to spread widening upon debt financed acquisitions, we will strive to avoid the secondary bonds of potential acquirers.

Agency mortgage valuations are a little tighter on an option-adjusted spread basis and remain in the middle of the recent range to nominal spread measures. Ongoing weakness in the to be announced (TBA) dollar roll markets, near-term technical pressure from continued higher issuance and uncertainty around yield-based bank demand in a hiking cycle may cause mortgage spreads to widen. Non-Agency mortgages have seen diminished liquidity recently and they have not widened as much as competing spread products. While CMBS spreads have held in well relative to other bond sectors, we are cautious because new issue deals continue to show declining underwriting standards. New issuance volume will be relatively robust and amidst an uncertain macro background, we feel spreads are biased to move wider. We expect to see more tiering among deals as investors pay up for quality. While ABS spreads have re-priced wider, we expect heavy supply to require good new issue spread concessions.

Agency mortgages remain in the context of fair value but weak financing and technical pressures keep us less constructive on the asset class. We look to maintain an underweight on the basis and look for spread widening to get neutral. We will look to continue to add to low pay-up specified pools to add both yield

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

and convexity while avoiding financing pressures. Within non-agency mortgages, we will look to maintain our high quality holdings and look to add on technical selling pressure, if it were to arise. We believe there will be select opportunities in ‘AA’ and ‘A’-rated CMBS and will look to add some paper subject to meeting our credit guidelines. However, looser underwriting standards and the potential for slowing in the broader economy will make strong due diligence and credit work paramount. Within ABS we will look for opportunities in the new issue market to add at elevated spreads.

The views presented above are the investment adviser’s and are subject to change over time. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events.

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Index

Barclays US Aggregate Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

Comparison of Change in the Value of a $5,000,000 Investment in the Logan Circle Plus Fund, I Shares versus the Barclays US Aggregate Index

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015
Cumulative Inception to Date*
I Class Shares	-0.16%
R Class Shares**	0.05%
Barclays US Aggregate Index	1.14%

*	The Logan Circle Partners Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.
**	As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 36.3%
	Face Amount	Value

CONSUMER DISCRETIONARY — 4.5%
Amazon.com
4.950%, 12/05/44	$20,000	$20,847
1.200%, 11/29/17	15,000	15,012
AutoNation
4.500%, 10/01/25	35,000	35,844
CCO Safari II
6.384%, 10/23/35 (A)	15,000	15,458
4.464%, 07/23/22 (A)	45,000	45,653
DIRECTV Holdings
4.450%, 04/01/24	15,000	15,467
General Motors
4.875%, 10/02/23	70,000	73,437
Kohl’s
5.550%, 07/17/45	20,000	19,315
4.250%, 07/17/25	45,000	44,656
Lowe’s
3.375%, 09/15/25	15,000	15,233
NVR
3.950%, 09/15/22	25,000	25,467
QVC
5.450%, 08/15/34	15,000	13,368
4.375%, 03/15/23	55,000	53,040

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Sky
6.100%, 02/15/18 (A)	$20,000	$21,764
Viacom
5.850%, 09/01/43	35,000	32,958

		447,519

CONSUMER STAPLES — 3.2%
Altria Group
10.200%, 02/06/39	15,000	24,796
ConAgra Foods
4.950%, 08/15/20	25,000	26,622
CVS Health
5.125%, 07/20/45	30,000	32,163
3.875%, 07/20/25	25,000	25,714
2.800%, 07/20/20	30,000	30,508
Kraft Heinz Foods
4.875%, 02/15/25 (A)	55,000	59,131
Mead Johnson Nutrition
4.125%, 11/15/25	25,000	25,253
Reynolds American
5.850%, 08/15/45	35,000	38,827
Sysco
3.750%, 10/01/25	25,000	25,447
2.600%, 10/01/20	35,000	35,358

		323,819

ENERGY — 3.0%
Anadarko Petroleum
6.450%, 09/15/36	26,000	29,250
Chesapeake Energy
6.625%, 08/15/20	30,000	20,325
3.571%, 01/15/16 (B)	20,000	12,900
DCP Midstream Operating
2.500%, 12/01/17	5,000	4,660
Energy Transfer Partners
6.050%, 06/01/41	15,000	13,365
4.050%, 03/15/25	40,000	35,196
Enterprise Products Operating
7.034%, 01/15/68 (B)	15,000	15,844
3.700%, 02/15/26	30,000	28,515

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Kinder Morgan
4.300%, 06/01/25	$25,000	$22,613
Petroleos Mexicanos
5.625%, 01/23/46 (A)	26,000	22,420
Suncor Energy
5.950%, 12/01/34	20,000	22,477
Transocean
3.000%, 10/15/17	54,000	49,572
Williams Partners
5.100%, 09/15/45	25,000	19,236

		296,373

FINANCIALS — 9.8%
ACE INA Holdings
2.875%, 11/03/22	15,000	15,020
2.300%, 11/03/20	20,000	20,012
American Express Credit
2.600%, 09/14/20	20,000	20,152
American International Group
4.375%, 01/15/55	25,000	23,027
American Tower Trust I
3.070%, 03/15/23 (A)	20,000	19,493
Ameriprise Financial
7.518%, 06/01/66 (B)	16,000	15,920
Apollo Management Holdings
4.000%, 05/30/24 (A)	20,000	20,105
Bank of America
4.750%, 04/21/45	10,000	9,761
4.000%, 01/22/25	40,000	39,443
Bank of Nova Scotia
2.350%, 10/21/20	30,000	29,817
Bear Stearns
5.550%, 01/22/17	25,000	26,194
Citigroup
5.950%, 02/15/16 (B)	30,000	29,941
4.650%, 07/30/45	20,000	20,303
Compass Bank
6.400%, 10/01/17	30,000	32,098
Cooperatieve Centrale Raiffeisen-Boerenleenbank
4.375%, 08/04/25	30,000	30,613

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Crown Castle Towers
4.174%, 08/15/17 (A)	$20,000	$20,458
Farmers Exchange Capital III
5.454%, 10/15/54 (A) (B)	25,000	24,687
Goldman Sachs Capital I
6.345%, 02/15/34	25,000	29,273
Goldman Sachs Group
6.750%, 10/01/37	20,000	24,102
5.375%, 04/23/16 (B)	35,000	34,650
4.750%, 10/21/45	15,000	15,215
4.250%, 10/21/25	20,000	19,992
1.925%, 11/29/23 (B)	20,000	20,179
HSBC Bank USA NY
5.875%, 11/01/34	20,000	23,529
Intesa Sanpaolo
2.375%, 01/13/17	5,000	5,026
Janus Capital Group
4.875%, 08/01/25	25,000	25,576
JPMorgan Chase
4.250%, 10/01/27	15,000	15,055
KKR Group Finance III
5.125%, 06/01/44 (A)	35,000	34,587
McGraw Hill Financial
3.300%, 08/14/20 (A)	35,000	35,617
MetLife
10.750%, 08/01/39	30,000	47,250
Morgan Stanley
4.300%, 01/27/45	40,000	38,336
4.000%, 07/23/25	10,000	10,283
3.950%, 04/23/27	25,000	24,318
Mutual of Omaha Insurance
4.297%, 07/15/54 (A) (B)	25,000	24,559
Nomura Holdings
2.000%, 09/13/16	50,000	50,298
Sirius International Group
7.506%, 05/29/49 (A) (B)	30,000	30,300
Validus Holdings
8.875%, 01/26/40	15,000	19,293
Wachovia Capital Trust III
5.570%, 12/15/15 (B)	20,000	19,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Wells Fargo
4.300%, 07/22/27	$20,000	$20,639
Willis Group Holdings
4.125%, 03/15/16	15,000	15,145

		979,906

HEALTH CARE — 3.8%
AbbVie
4.500%, 05/14/35	25,000	23,849
Actavis Funding SCS
3.800%, 03/15/25	10,000	9,909
Biogen
5.200%, 09/15/45	55,000	55,467
3.625%, 09/15/22	25,000	25,418
2.900%, 09/15/20	40,000	40,352
Celgene
2.875%, 08/15/20	30,000	30,191
Forest Laboratories
4.875%, 02/15/21 (A)	15,000	16,226
Gilead Sciences
3.650%, 03/01/26	25,000	25,275
2.550%, 09/01/20	45,000	45,428
Medco Health Solutions
4.125%, 09/15/20	25,000	26,538
Mylan
2.550%, 03/28/19	25,000	24,492
Pfizer
5.800%, 08/12/23	10,000	11,655
Stryker
3.375%, 11/01/25	20,000	19,991
UnitedHealth Group
2.700%, 07/15/20	20,000	20,425

		375,216

INDUSTRIALS — 1.7%
American Airlines Pass-Through Trust, Ser 2014-1, Cl B
4.375%, 10/01/22	31,807	31,966
General Electric
5.250%, 12/06/17	20,000	21,586
4.500%, 03/11/44	25,000	25,931

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — continued
General Electric Capital
0.684%, 11/05/15 (B)	$20,000	$18,711
Rolls-Royce
3.625%, 10/14/25 (A)	50,000	50,680
Tyco International Finance
3.900%, 02/14/26	25,000	25,385

		174,259

INFORMATION TECHNOLOGY — 3.6%
Advanced Micro Devices
6.750%, 03/01/19	20,000	15,400
First Data
12.625%, 01/15/21	15,000	17,194
Hewlett Packard Enterprise
6.200%, 10/15/35 (A)	40,000	39,022
4.900%, 10/15/25 (A)	40,000	39,526
4.400%, 10/15/22 (A)	70,000	70,582
2.450%, 10/05/17 (A)	60,000	60,203
Intel
4.900%, 07/29/45	15,000	15,600
3.700%, 07/29/25	20,000	20,769
Microsoft
4.450%, 11/03/45	15,000	15,209
3.125%, 11/03/25	20,000	20,238
Seagate HDD Cayman
5.750%, 12/01/34 (A)	25,000	21,155
Tyco Electronics Group
6.550%, 10/01/17	20,000	21,880

		356,778

MATERIALS — 3.1%
Albemarle
5.450%, 12/01/44	20,000	19,796
4.150%, 12/01/24	25,000	24,756
ArcelorMittal
6.125%, 06/01/25	45,000	38,798
Axiall
4.875%, 05/15/23	30,000	28,519
Barrick
4.100%, 05/01/23	32,000	29,723

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS — continued
BHP Billiton Finance USA
6.750%, 10/19/75 (A) (B)	$25,000	$25,531
Blue Cube Spinco
10.000%, 10/15/25 (A)	20,000	21,700
Georgia-Pacific
8.875%, 05/15/31	25,000	35,787
International Paper
5.150%, 05/15/46	20,000	19,612
NOVA Chemicals
5.250%, 08/01/23 (A)	15,000	15,348
Rayonier AM Products
5.500%, 06/01/24 (A)	25,000	19,750
Rio Tinto Finance USA
3.750%, 06/15/25	25,000	24,596
Vale Overseas
6.875%, 11/21/36	5,000	4,071

		307,987

TELECOMMUNICATION SERVICES — 2.5%
Avaya
9.000%, 04/01/19 (A)	35,000	28,525
BellSouth
6.000%, 11/15/34	20,000	20,669
Frontier Communications
11.000%, 09/15/25 (A)	25,000	26,203
Intelsat Jackson Holdings
7.250%, 04/01/19	40,000	37,500
Nokia
6.625%, 05/15/39	30,000	31,390
Sprint Capital
8.750%, 03/15/32	50,000	45,000
Verizon Communications
5.050%, 03/15/34	41,000	41,344
4.672%, 03/15/55	25,000	21,969

		252,600

UTILITIES — 1.1%
Duke Energy Progress
4.100%, 03/15/43	15,000	14,837

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Exelon
2.850%, 06/15/20	$25,000	$25,020
Great Plains Energy
5.292%, 12/15/15 (C)	25,000	27,702
Monongahela Power
5.400%, 12/15/43 (A)	15,000	16,759
4.100%, 04/15/24 (A)	20,000	20,746

		105,064

TOTAL CORPORATE OBLIGATIONS (Cost $3,719,614)		3,619,521

MORTGAGE-BACKED SECURITIES — 34.6%
AGENCY MORTGAGE-BACKED OBLIGATIONS — 26.1%
FHLMC
5.500%, 06/01/41	17,567	19,749
4.000%, 10/01/45	24,971	26,690
4.000%, 05/01/45	19,852	21,200
4.000%, 08/01/44	44,156	47,453
4.000%, 09/01/45	24,968	26,687
4.000%, 06/01/45	23,421	24,926
3.500%, 08/01/30	29,715	31,486
3.500%, 09/01/30	24,891	26,359
FHLMC Multifamily Structured Pass Through Certificates, Ser 2013-K31, Cl A2
3.300%, 04/25/23 (B)	13,000	13,741
FHLMC Reference REMIC, Ser R006, Cl ZA
6.000%, 04/15/36	35,058	39,857
FHLMC, Ser 2003-2632, Cl AB
4.500%, 06/15/18	18,416	19,068
FNMA
6.000%, 09/01/39	3,897	4,422
5.500%, 02/01/38	18,477	20,783
5.500%, 04/01/36	9,620	10,816
5.500%, 01/01/40	3,795	4,242
4.500%, 10/01/44	69,589	75,832
4.000%, 06/01/45	63,676	68,135
4.000%, 08/01/45	44,674	47,594
4.000%, 06/01/45	25,863	27,618
3.500%, 05/01/45	39,043	40,761

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
3.500%, 09/01/30	$14,934	$15,830
3.500%, 07/01/30	49,227	52,038
3.500%, 10/01/45	19,965	20,804
3.500%, 09/01/45	29,575	30,817
3.500%, 09/01/30	49,553	52,490
FNMA TBA
6.000%, 12/01/37	10,000	11,325
5.000%, 11/01/37	50,000	55,109
5.000%, 12/01/37	45,000	49,556
4.500%, 12/01/35	125,000	135,295
4.500%, 11/15/34	60,000	65,007
4.000%, 11/12/39	75,000	79,834
3.500%, 11/01/40	65,000	68,626
3.500%, 11/01/40	235,000	244,562
3.500%, 12/01/40	385,000	399,777
3.000%, 11/15/42	142,500	143,996
3.000%, 12/12/42	172,500	173,934
FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	3,979	4,844
FNMA, Ser 2004-54, Cl ES
6.000%, 11/25/15 (B)	29,293	33,537
FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	17,534	19,421
FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	83,679	98,186
FNMA, Ser M13, Cl A2
3.021%, 08/25/24 (B)	10,000	10,249
GNMA
5.500%, 07/20/43	11,198	12,599
5.500%, 09/20/43	15,506	17,280
5.294%, 05/20/60	88,149	93,879
4.626%, 06/20/62	107,223	115,014

		2,601,428

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.5%
Banc of America Commercial Mortgage Trust, Ser 2007-2, Cl AM
5.790%, 11/01/15 (B)	10,000	10,465
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-3, Cl AM
4.727%, 07/10/43	4,678	4,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A5
2.380%, 11/01/15 (B)	$22,835	$22,458
Citigroup/Deutsche Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ
5.289%, 11/01/15 (B)	4,969	4,966
Citigroup/Deutsche Commercial Mortgage Trust, Ser 2006-CD2, Cl A1B
5.490%, 01/15/46 (B)	4,326	4,326
Commercial Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/48	30,000	31,256
CSMC Mortgage-Backed Trust, Ser 2007-5, Cl 8A2
6.000%, 10/25/24	43,103	45,050
First Horizon Mortgage Pass-Through Trust, Ser 2005-AR1, Cl 2A1
2.573%, 04/25/35 (B)	23,900	23,807
FREMF Mortgage Trust, Ser K24, Cl B
3.620%, 11/25/45 (A) (B)	25,000	24,712
GE Commercial Mortgage Trust, Ser 2007-C1, Cl A1A
5.483%, 12/10/49 (B)	12,123	12,650
GS Mortgage Securities Trust, Ser GC28, Cl A5
3.396%, 02/10/48	25,000	25,318
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26
%,	10,000	9,884
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl A4
3.611%, 05/15/48	50,000	51,711
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl AJ
4.987%, 09/12/37 (B)	7,423	7,436
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl A4
5.810%, 11/01/15 (B)	25,313	25,582
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl AM
6.080%, 11/01/15 (B)	10,000	10,662
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A1A
5.439%, 01/15/49	44,699	46,505
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl AM
5.464%, 01/15/49 (B)	30,000	30,751
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 1A1
5.280%, 11/01/15 (B)	17,309	17,095

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
LB Commercial Mortgage Trust, Ser 2007-C3, Cl AM
6.100%, 07/15/44 (B)	$25,000	$26,488
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl F
5.350%, 11/15/40 (B)	10,000	9,715
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl B
5.350%, 11/15/40	45,000	45,049
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl C
4.990%, 11/01/15 (B)	15,000	15,622
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl C
4.500%, 08/15/47 (B)	10,000	9,226
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl A4
3.732%, 08/15/47	30,000	31,202
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AM
5.370%, 12/15/43	70,000	72,348
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A1A
5.820%, 06/11/42 (B)	42,125	44,414
Motel 6 Trust, Ser 2015-MTL6, Cl A2A2
2.605%, 02/05/30 (A)	25,000	25,053
Rialto Real Estate Fund LLC, Ser 2015-LT7, Cl A
3.000%, 12/25/32 (A)	76,824	76,815
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl AM
6.170%, 11/01/15 (B)	20,000	20,427
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl A4
5.509%, 04/15/47	10,000	10,441
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A3
3.660%, 03/15/47	50,000	52,408

		848,520

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,460,579)		3,449,948

U.S. TREASURY OBLIGATIONS — 15.7%
U.S. Treasury Bond
3.000%, 05/15/45	135,000	136,575
2.875%, 08/15/45	60,000	59,284
U.S. Treasury Note
2.000%, 08/15/25	780,000	769,681
1.750%, 09/30/22	85,000	84,249
1.375%, 09/30/20	195,000	193,664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

U.S. TREASURY OBLIGATIONS — continued
	Face Amount	Value

1.000%, 08/15/18	$55,000	$54,989
0.875%, 10/15/18	80,000	79,627
0.625%, 09/30/17	190,000	189,584

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,576,162)		1,567,653

ASSET-BACKED SECURITIES — 5.0%
Access Group, Ser 2006-1, Cl B
0.779%, 11/25/15 (B)	43,522	37,952
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl B
1.070%, 03/08/18	100,000	99,956
Bear Stearns Asset Backed Securities I Trust, Ser 2005-FR1, Cl M1
0.700%, 11/26/15 (B)	61,643	61,125
GM Financial Automobile Leasing Trust, Ser 2015-3, Cl A3
1.690%, 03/20/19	20,000	19,958
Renaissance Home Equity Loan Trust, Ser 2005-4, Cl A3
5.565%, 02/25/36	22,148	21,859
Santander Drive Auto Receivables Trust, Ser 2014-1, Cl A3
0.870%, 01/16/18	8,831	8,829
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl A3
1.580%, 09/16/19	20,000	19,981
SLM Private Credit Student Loan Trust, Ser 2005-B, Cl A2
0.470%, 12/15/15 (B)	108,077	107,005
SMART ABS Series Trust, Ser 2015-3US, Cl A3A
1.660%, 08/14/19	25,000	25,136
SMB Private Education Loan Trust, Ser 2015-A, Cl A3
1.700%, 11/15/15 (A) (B)	100,000	97,962

TOTAL ASSET-BACKED SECURITIES (Cost $503,467)		499,763

MUNICIPAL BONDS — 0.7%

GEORGIA — 0.7%
Municipal Electric Authority of Georgia
7.055%, 04/01/57	40,000	43,193
6.637%, 04/01/57	25,000	29,740

TOTAL MUNICIPAL BONDS (Cost $81,270)		72,933

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

LOAN PARTICIPATIONS — 1.5%
	Face Amount	Value

Avago Technologies, Term Loan
3.750%, 05/06/21	$21,571	$21,565
Chrysler Group, Term Loan B
3.500%, 05/24/17	24,806	24,771
First Data, Term Loan
3.697%, 03/23/18	25,000	24,795
MacDermid, Term Loan
4.500%, 06/07/20	3,301	3,196
MacDermid, Term Loan B
4.500%, 06/05/20	18,854	18,253
MacDermid, Tranche B Term Loan, 1st Lien
4.500%, 06/07/20	7,617	7,374
Sungard Availability Services Capital, Term Loan
6.000%, 03/29/19	17,787	15,504
The Weather Channel Holdings, 2nd Lien
7.000%, 06/26/20	35,000	34,923

TOTAL LOAN PARTICIPATIONS (Cost $149,698)		150,381

TOTAL INVESTMENTS — 93.8% (Cost $9,490,790)		$9,360,199

Percentages are based on Net Assets of $9,983,563.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.
(B)	Floating rate security - Rate disclosed is the rate in effect on October 31, 2015.
(C)	Step Bonds - The rate reported is the rate in effect on October 31, 2015. The coupon on a step bond changes on a specified date.

ABS — Asset-Based Security

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

LLC — Limited Liability Company

REMIC — Real Estate Investment Management Company

Ser — Series

TBA — To Be Announced

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $9,490,790)	$9,360,199
Cash Equivalents	2,114,981
Receivable for Investment Securities Sold	1,083,446
Dividends and Interest Receivable	52,110
Receivable due from Investment Adviser	26,875
Deferred Offering Costs — Note 2	6,605
Prepaid Expenses	5,550

Total Assets	12,649,766

Liabilities:
Payable for Investment Securities Purchased	2,596,355
Payable due to Administrator	9,342
Payable due to Trustees	3,230
Chief Compliance Officer Fees Payable	1,785
Other Accrued Expenses	55,491

Total Liabilities	2,666,203

Net Assets	$9,983,563

Net Assets Consist of:
Paid-in Capital	$10,134,568
Undistributed Net Investment Income	21,842
Accumulated Net Realized (Loss) on Investments	(42,256)
Net Unrealized (Depreciation) on Investments	(130,591)

Net Assets	$9,983,563

I Class Shares
Net Assets	$9,983,423
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,013,624

Net Asset Value, Offering and Redemption Price Per Share	$9.85

R Class Shares
Net Assets	$140
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14

Net Asset Value, Offering and Redemption Price Per Share*	$9.86

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
FOR THE PERIOD ENDED
OCTOBER 31, 2015*

STATEMENT OF OPERATIONS

Investment Income
Interest	$187,472
Less: Foreign Taxes Withheld	(38)

Total Investment Income	187,434

Expenses
Administration Fees	91,315
Investment Advisory Fees	32,618
Trustees’ Fees	11,964
Chief Compliance Officer Fees	4,590
Offering Costs - See Note 2	70,475
Transfer Agent Fees	60,190
Legal Fees	29,728
Audit Fees	22,923
Pricing Fees	20,024
Printing Fees	16,947
Custodian Fees	10,044
Registration and Filing Fees	7,977
Insurance and Other Expenses	6,050

Total Expenses	384,845

Less:
Investment Advisory Fees Waived	(32,618)
Reimbursement from Investment Advisor	(315,530)

Net Expenses	36,697

Net Investment Income	150,737

Net Realized Loss on Investments	(36,862)

Net Change in Unrealized Depreciation on Investments	(130,591)

Net Realized and Unrealized Loss on Investments	(167,453)

Net Decrease in Net Assets Resulting from Operations	$(16,716)

* The Fund I Class and R Class Shares, commenced operations on December 31, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$150,737
Net Realized Loss on Investments	(36,862)
Net Change in Unrealized Depreciation on Investments	(130,591)

Net Decrease in Net Assets Resulting from Operations	(16,716)

Dividends and Distributions from:
Net Investment Income:
I Class	(134,287)
R Class	(2)

Total Dividends and Distributions	(134,289)

Capital Share Transactions:
I Class:
Issued	10,000,140
Reinvestment of Dividends	134,286

Increase from I Class Shares Capital Share Transactions	10,134,426

R Class:
Issued	140
Reinvestment of Dividends	2

Increase from R Class Shares Capital Share Transactions	142

Net Increase in Net Assets from Capital Share Transactions	10,134,568

Total Increase in Net Assets	9,983,563

Net Assets:
Beginning of Period	—

End of Period	$9,983,563

Undistributed Net Investment Income	$21,842

Shares Issued and Redeemed:
I Class:
Issued	1,000,014
Reinvestment of Dividends	13,610

Increase in Shares Outstanding from I Class Share Transactions	1,013,624

R Class:
Issued	14
Reinvestment of Dividends	—

Increase in Shares Outstanding from R Class Share Transactions	14

Net Increase in Shares Outstanding from Share Transactions	1,013,638

* The Fund I Class and R Class Shares, commenced operations on December 31, 2014.

Amounts designated as “—” are $0 have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the period

I Class Shares
Period Ended October 31, 2015‡
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.15
Net Realized and Unrealized (Loss) on Investments	(0.17)

Total from Operations	(0.02)

Dividends and Distributions from:
Net Investment Income	(0.13)

Total Dividends and Distributions	(0.13)

Net Asset Value, End of Period	$9.85

Total Return †	(0.16)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$9,983
Ratio of Expenses to Average Net Assets	0.45%*
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	4.72%*
Ratio of Net Investment Income to Average Net Assets	1.85%*
Portfolio Turnover Rate	798%**

‡	The Fund’s I Class Shares commenced operations on December 31, 2014.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
(1)	Per share calculations were performed using average shares for the period.
*	Annualized.
**	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the period

	R Class Shares
	Period Ended October 31, 2015‡
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.15
Net Realized and Unrealized (Loss) on Investments	(0.15)

Total from Operations	—

Dividends and Distributions from:
Net Investment Income	(0.14)

Total Dividends and Distributions	(0.14)

Net Asset Value, End of Period	$9.86

Total Return †	0.05%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$—
Ratio of Expenses to Average Net Assets	0.45	%*
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	4.72	%*
Ratio of Net Investment Income to Average Net Assets	1.85	%*
Portfolio Turnover Rate	798	%**

‡	The Fund’s R Class Shares commenced operations on December 31, 2014.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
(1)	Per share calculations were performed using average shares for the period.
*	Annualized.
**	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—“ are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twelve funds. The financial statements herein are those of the Logan Circle Partners Core Plus Fund (the “Fund”). The Fund is diversified and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund commenced operations on December 31, 2014. The Logan Circle Partners Core Plus Fund, I Class Shares and R Class Shares, commenced operations December 31, 2014.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

available to the Committee. As of October 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP. For details of the investment classifications, refer to the Schedule of Investments.

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended October 31, 2015, there were no Level 3 securities.

For the period ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2015, the remaining amount still to be amortized for the Fund was $6,605.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended October 31, 2015, the Fund paid $91,315 for these services.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

period ended October 31, 2015, the R Class Shares incurred no shareholder servicing fees.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement Logan Circle Partners, L.P., (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective at Fund commencement) to reduce fees and/or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2016. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2015, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $348,148, expiring in 2018.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the period ended October 31, 2015, were as follows:

	U.S. Government	Other	Total
Purchases	$69,582,678	$10,042,876	$79,625,554
Sales	65,619,615	5,133,649	70,753,264

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to paydown gains and losses on investments have been reclassified to/from the following accounts during the period ended October 31, 2015:

Undistributed Net Investment Income	Accumulated Realized Loss
$5,394	$(5,394)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the period ended October 31, 2015 was as follows:

Ordinary Income
2015	134,289

As October 31, 2015 of the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$21,842
Capital Loss Carryforwards Short-Term	(38,459)
Unrealized Depreciation	(134,388)

Total Accumulated Losses	$(151,005)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards for the Fund, all of which are not subject to expiration, were short-term losses of $38,094 at October 31, 2015.

The difference between Federal tax cost and book cost are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$9,494,587	$30,820	$(165,208)	$(134,388)

8. Other:

At October 31, 2015, 100% of I Class Shares total shares outstanding were held by one record related party shareholder and 100% of R Class Shares total shares outstanding were held by three record shareholders. These shareholders included omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration/Risks:

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Logan Circle Partners Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Logan Circle Partners Core Plus Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2015 to October 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES – concluded

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratios		Expenses Paid During Period*
Logan Circle Partners Core Plus Fund
Actual Fund Return
I Class Shares	$1,000.00	$993.30	0.45%		$2.26
R Class Shares	1,000.00	995.40	0.46%		2.26
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.94	0.45%		$2.29
R Class Shares	1,000.00	1,021.68	0.70	%(1)	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(1)	The share class is expected to run at the expense limit of 0.70% when assets are contributed.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

NOTES

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JON C. HUNT 64 yrs. old	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE 61 yrs. old	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of City National Rochdale Funds and O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Member of Independent Committee of Nuveen Commodities Asset Management.

Current Directorships: Independent Director of Victory Funds. Trustee of AXA Premier VIP Trust, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and JP Morgan Active ETFs.

Former Directorships: Director of ICI Mutual Insurance Company to 2013.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
RANDALL S. YANKER 55 yrs. old	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2014)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
ROBERT NESHER 69 yrs. old	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Independent Non-Executive Director of HFA Holdings Limited.
None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015 (Unaudited)

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
100.00%	0.00%	100.00%	0.00%	0.00%	15.39%	98.95%	0.00%

1.	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2015. Complete information will be computed and reported with your 2015 Form 1099-DIV.

Logan Circle Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

Logan Circle Partners, L.P.

1717 Arch Street, Suite 1500

Philadelphia, PA 19103

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LCP-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Lemke, and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$211,500	$0	$0	$44,300	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$35,000	$0	$0	$32,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,000	$0	$0	$4,500	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$25,400	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,000 and $4,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.